BancorpSouth, Inc. Financial Information As of June 30, 2012 Exhibit 99.2

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,”
“intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about long-term prospects for shareholder value, the use of non-GAAP financial measures, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, and supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States ("GAAP”). Management uses these "non-GAAP" financial measures in its analysis of the Company's capital and performance. Management believes that the ratio of tangible common equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company’s capital levels.
You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Information provided in the Appendix of this presentation reconciles these non-GAAP measures with comparable measures calculated in accordance with GAAP.
Non-GAAP Financial Disclaimer

Financial Highlights
At and for the three months ended June 30, 2012
Net income of $20.6 million, or $0.22 per diluted share
Continued improvement in many credit quality indicators including the provision for credit losses, total NPLs and NPAs, classified loans, and net charge-offs
Net interest margin remained relatively stable at 3.65%
Mortgage production increased to $444 million, and mortgage lending contributed $14.9 million of non-interest revenue excluding a negative
MSR valuation adjustment of $3.8 million
Improving loan production, particularly in the Commercial and
Industrial portfolio
Announced the third quarter acquisition of the assets of The Securance
Group, Inc. which has three locations in Alabama

5 Capital Highlights 14.66% 13.41% 10.07% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 Total capital Tier I capital Tier I leverage capital

Provision for credit losses declined $4.0 million, or 40.0%, from the previous quarter
NPLs decreased $18.3 million, or 6.4%, and NPAs declined $42.5 million, or 9.4%, from the previous quarter
OREO decreased $24.2 million, or 14.4%, from the previous quarter
55% of non-accrual loans were paying as agreed
Net charge-offs decreased $11.4 million, or 48.9%, from the previous quarter
Substandard classified loans declined $79.6 million, or 12.5%
Credit Quality Highlights
At and for the three months ended June 30, 2012
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly

Recent Operating Results
Dollars in millions, except per share data
NM – Not meaningful
6/30/12 3/31/12 6/30/11
Net interest revenue $104.7 $105.6 $109.9 (4.7) %
Provision for credit losses 6.0 10.0 32.2 (81.4)
Noninterest revenue 66.5 72.4 75.1 (11.5)
Noninterest expense 136.5 135.7 137.1 (0.4)
Income before income taxes 28.7 32.3 15.7 82.3
Income tax provision 8.1 9.4 2.9 NM
Net income $20.6 $22.9 $12.8 60.8
Net income per share:  diluted $0.22 $0.25 $0.15 46.7
Three Months Ended
Q2'12 vs.
Q2'11

Noninterest Revenue
Dollars in thousands
NM – Not meaningful

Q2 '12 vs.
6/30/12 3/31/12 6/30/11 Q2 '11
Mortgage origination and servicing 14,877 $ 11,445 $ 5,842 $  154.7
%
MSR valuation adjustment (3,837) 3,697 (3,839) (0.1)
Credit card, debit card and merchant fees 7,787 7,523 11,263 (30.9)
Service charges 13,697 15,116 16,556 (17.3)
Trust income 3,139 2,282 2,850 10.1
Security gains, net 177 74 10,045 (98.2)
Insurance commissions 22,964 23,153 22,941 0.1
Other 7,664 9,070 9,486 (19.2)
Total noninterest revenue 66,468 $ 72,360 $ 75,144 $ (11.5)
%
Three Months Ended

Loan Portfolio
Dollars in millions
Net loans and leases as of June 30, 2012

As of
6/30/12 3/31/12 $ Change
Commercial and industrial 1,498 $  1,442 $  56 $       3.9%
Real estate:
1,904 1,938 (34) (1.7)
Home equity 496 501 (5) (1.0)
252 257 (5) (1.8)
Commercial and industrial-owner occupied 1,289 1,288 1 0.1
Construction, acquisition and development 835 858 (23) (2.7)
Commercial 1,749 1,742 7 0.4
Credit Cards 101 101 1 0.6
Other 608 612 (4) (0.6)
Total 8,732 $  8,738 $  (6) $        (0.1) %
% Change
Consumer mortgages
Agricultural

NPLs
Dollars in millions
Net loans and leases as of June 30, 2012

As of
6/30/12 3/31/12 $ Change
Commercial and industrial 13.6 $    12.5 $    1.1 $      9.0%
Real estate:
Consumer mortgages
39.4 52.2 (12.8) (24.6)
Home equity 3.0 2.7 0.3 11.5
Agricultural
8.8 4.3 4.6 107.9
Commercial and industrial-owner occupied 32.0 37.1 (5.1) (13.8)
Construction, acquisition and development 110.2 121.4 (11.1) (9.2)
Commercial 52.0 46.8 5.2 11.0
Credit Cards 2.9 3.1 (0.2) (6.5)
Other 5.1 5.2 (0.2) (3.1)
Total 266.9 $  285.2 $  (18.3) $  (6.4) %
% Change

NPA Improvement

NPLs include nonaccrual loans, loans 90+ days past due and restructured loans
$236
$302
$409
$394
$425
$380
$363
$322
$285
$267
$59
$68
$83
$133
$136
$151
$163
$174
$168
$144
$295
$370
$492
$528
$561
$531
$525
$496
$453
$411
$100
$200
$300
$400
$500
$600
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
NPLs OREO
Dollars in millions
NPAs include NPLs and other real estate owned

$0
$100
$200
$300
$400
6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns
Non-Accrual Loans
Dollars in millions
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly
47% 48% 51% 54% 55%
55% of non-accrual loans were paying as agreed as of June 30, 2012

Dollars in millions
Data for quarters ended as of dates shown
Payments Received on Non-Accrual Loans

Payments of over $100 million received on non-accrual loans over the past 5 quarters
$18.2
$20.2
$15.1
$20.6
$27.1
$0
$5
$10
$15
$20
$25
$30
6/30/11 9/30/11 12/31/11 3/31/12 6/30/12

Construction Acquisition and Development

Dollars in millions
Net loans and leases
$601
$570
$523
$456
$420
$393
$377
$342
$317
$288
$1,429
$1,419
$1,336
$1,175
$1,117
$1,061
$977
$908
$858
$835
$0
$400
$800
$1,200
$1,600
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
Residential CAD All Other Construction, Acquisition and Development

Dollars in millions
Net charge-offs for the quarters ended as of the dates shown
Net Charge-offs Have Improved
% Avg. Loans

$31
$50 $51
$51
$52
$33
$23
$24
$23
$12
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
Net charge-offs Net charge-offs / average loans

Illinois
Missouri
Arkansas
Tennessee
Mississippi
Alabama
Texas
Louisiana
Florida
BancorpSouth Insurance Locations
Securance Group Locations

BancorpSouth
Right Where You Are

16 Securance Group Acquisition

Appendix

Non-GAAP Financial Reconciliation
Tangible Common Equity / Tangible Assets (TCE/TA) As of As of As of
6/30/2012 3/31/2012 6/30/2011
(Dollars In Thousands)
Common Equity --> A $1,418,311 $1,392,199 $1,246,703
Assets --> B 13,147,818 13,307,572 13,367,050
Intangibles --> C 286,405 287,147 289,546
Tangible Common Equity --> D=A-C 1,131,906 1,105,052 957,157
Tangible Assets --> E=B-C 12,861,413 13,020,425 13,077,504
TCE/TA --> D/E 8.80% 8.49% 7.32%